UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM
8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act
Date of Report (Date of Earliest Event Reported):
March 31, 2026
Cal-Maine Foods, Inc.
(Exact name of registrant as specified in its charter)
Delaware
001-38695
64-0500378
(State or other jurisdiction of
incorporation)
(Commission File Number)
(IRS Employer Identification No.)
1052 Highland Colony Pkwy
,
Suite 200
,
Ridgeland
,
MS
39157
(Address of principal executive offices (zip code))
601
-
948-6813
(Registrant’s telephone number,
including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the
registrant under any of the following provisions (see General Instruction A.2 below):
☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the
Act:
Title of each class
Trading
Symbol(s) Name of each exchange on which registered
Common Stock, $0.01 par value per share
CALM
The
NASDAQ
Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of
1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period
for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

Item 5.02.
Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.
On March 31, 2025,
the board of
directors (the “Board”) of Cal-Maine
Foods, Inc. (the “Company”) appointed Dudley
D. Wooley
as an independent Class III director, to serve until the Company’s 2027 annual meeting of stockholders and until his successor is
duly elected and
qualified. Mr. Wooley
will join the Board
’s Compensation, Audit,
and Nominating and
Corporate Governance
Committees.
The
Board
affirmatively
determined
that
Mr.
Wooley
is
independent
within
the
meaning
of
Nasdaq’s
Listing
Standards and meets all applicable requirements to serve on each such committee, including the requirements of Nasdaq and the
Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the regulations pursuant thereto.
Mr.
Wooley
will
be
compensated
for
his
services
in
accordance
with
the
Company’s
non-employee
director
compensation
program which provides for an annual
fee of $45,000. The fee is paid
in quarterly installments, in advance. On
March 31, 2026,
the Compensation
Committee approved
a grant of
shares of
restricted stock
awards (“RSAs”)
with a target
grant date
value of
$100,000 to Mr.
Wooley under
the Company’s Amended
and Restated
Cal-Maine Foods, Inc.
2012 Omnibus
Long-Term Incentive
Plan, as amended. Such RSAs vest 100% on January 12, 2029.
Item 7.01 Regulation FD Disclosure
On April 1, 2026
the Company issued a
press release announcing
the appointment of Mr. Wooley
as a Class III
director. A copy
of the Company’s press release is attached hereto
as Exhibit 99.1 to this Current Report on Form 8-K.
In accordance with General
Instruction B.2 of
Form 8-K, the information
in this Item 7.01
of this Current Report
on Form 8-K,
including Exhibit
99.1 hereto,
which is furnished
herewith pursuant
to and
relate to
this Item 7.01,
shall not be
deemed "filed"
for purposes of Section 18 of
the Exchange Act, or otherwise be subject to the liabilities of Section
18 of the Exchange Act. The
information in this Item 7.01 of this Current Report on Form 8-K and Exhibits 99.1 hereto shall not be incorporated by reference into any
filing or
other document
filed by
the Company
with the
SEC pursuant
to the
Securities Act of
1933, as
amended, the
rules and regulations of the SEC thereunder, the Exchange
Act, or the rules and regulations of the SEC thereunder except as shall be expressly set forth by specific reference in such filing or document.
Item 9.01.
Financial Statements and Exhibits
(d)
Exhibits
Exhibit
Number Description
99.1
Press Release issued by the Company on April 1, 2026 announcing the appointment of Dudley D.
Wooley as a Class III director
104 Cover Page Interactive Data File, (embedded within the Inline XBRL document)
SIGNATURES
Pursuant to the requirements for the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
CAL-MAINE FOODS, INC.
Date: April 1, 2026
By:
/s/ Max P. Bowman
Max P. Bowman
Director, Vice President, and Chief Financial Officer